UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

Genasys Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16262 West Bernardo Drive
San Diego, California 92127
(Address of Principal Executive Offices)

858-676-1112
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.00001 par value per share	GNSS	NASDAQ Capital Market

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on March 14, 2024. The following is a brief description of each matter voted upon at the 2024 Annual Meeting, as well as the number of votes cast for, against or withheld as to each matter and the number of abstentions and broker non-votes with respect to each matter:

Election of Directors:

The five individuals listed below were elected at the 2024 Annual Meeting to serve for a one-year term on the Company’s Board of Directors:

	Number of Shares	Number of Shares
Nominee	Voted For	Withheld	Broker Non-Votes
Scott L. Anchin	15,638,261	823,998	13,057,287
Richard S. Danforth	15,552,916	909,343	13,057,287
Susan Lee	14,910,684	1,551,575	13,057,287
Richard H. Osgood III	15,690,383	771,876	13,057,287
Caltha Seymour	14,844,369	1,617,890	13,057,287

Ratification of Independent Registered Public Accounting Firm:

The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2024, was approved by the following votes:

For	Against	Abstain
27,834,270	1,494,188	191,088

Advisory Vote on the Compensation of the Company’s Named Executive Officers:

The compensation of the Company’s named executive officers as described in its Proxy Statement was approved, on an advisory, non-binding basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
14,788,662	885,602	787,995	13,057,287

Advisory Vote on the Frequency of the Advisory Vote on the Compensation of our Named Executive Officers:

The stockholders, voted on an advisory, non-binding basis, that the frequency of the advisory vote on compensation of named executive officers should be as follows:

One Year	Two Years	Three Years	Abstain
14,803,597	78,673	457,599	1,122,390

Consistent with the votes cast with respect to this matter, the Company's board of directors has determined to hold an advisory vote on compensation of named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Genasys Inc.

Date: March 19, 2024
	By:	/s/ Dennis D. Klahn
Dennis D. Klahn
Chief Financial Officer